Events after the reporting date	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

20.         Events after the reporting date

On January 30, 2025, the Company entered into Amendment No. 1 to the Shareholders Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent, to extend the term of the rights.

On February 4, 2025, the Company through a wholly owned subsidiary, entered into an agreement to sell the 2007-built River Globe for a gross price of $8.55 million (absolute amount), before commissions and expenses. The vessel is expected to be delivered to its new owner before April 15, 2025. The sale of the vessel is subject to customary closing conditions and requirements.